Exhibit 10.1

CONFIDENTIAL

Execution Version

FORM OF NON-REDEMPTION AGREEMENT

THIS NON-REDEMPTION AGREEMENT (this “Agreement”), dated as of March [●], 2022, is made by and among FirstMark Horizon Acquisition Corp., a Delaware corporation (“SPAC”), Starry Group Holdings, Inc., a Delaware corporation (“New Starry”), and the undersigned investor[, for and on behalf of itself and any investor account on behalf of which it is entering into this Agreement] (the “Investor”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, SPAC, Starry, Inc., a Delaware corporation (the “Starry”), New Starry, a wholly owned subsidiary of Starry, and Sirius Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of SPAC (“Merger Sub”), entered into the Agreement and Plan of Merger, dated as of October 6, 2021 (as may be amended from time to time, the “Merger Agreement”), pursuant to which SPAC will merge with and into New Starry, with New Starry surviving as the publicly traded entity and becoming the sole owner of Merger Sub (the “SPAC Merger”), and Merger Sub will then merge with and into Starry, with Starry being the surviving corporation and a wholly owned subsidiary of New Starry following the effective time of such merger (the “Acquisition Merger” and, together with the SPAC Merger, the “Mergers”).

WHEREAS, in consideration of the Investor’s commitment to, among other things, not redeem  [●] shares of SPAC Class A Common Stock beneficially owned by the Investor (the “Investor Shares”), and subject to the conditions set forth herein, New Starry agrees to issue to the Investor a number of shares of fully paid, non-assessable New Starry Class A Common Stock equal to (rounded to the nearest whole share) (i) the number of Investor Shares multiplied by (ii) (a) 1.33 less (b) the Class A Exchange Ratio (the “New Investor Shares”) on or promptly after the consummation of the Acquisition Merger at the Acquisition Merger Effective Time; provided that, in no event will the New Investor Shares be less than [●] (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree [(in the case of Investor, for and on behalf of itself and any investor account on behalf of which it is entering into this Agreement)] as follows:

ARTICLE 1
Agreements of the Investor

Section 1.01.  The Investor hereby irrevocably waives any right that it may have to elect to have SPAC redeem any Investor Shares and agrees, for the benefit of SPAC, not to redeem, or to submit a request to SPAC’s transfer agent to redeem or otherwise exercise any right to redeem, the Investor Shares and to reverse and revoke any prior redemption elections made with respect to the Investor Shares; provided that SPAC acknowledges and agrees that the Investor may own additional shares of SPAC Class A Common Stock in excess of the Investor Shares (the “Other Shares”) and nothing herein shall restrict any rights of the Investor with respect to such Other Shares, including, without limitation, the right to redeem, or to submit a request to SPAC’s transfer agent to redeem or otherwise exercise any right with respect to such Other Shares. During the period commencing on the date hereof until the earlier of (a) the SPAC redemption deadline and (b) the termination of this Agreement pursuant to its terms, the Investor shall not sell or otherwise transfer the Investor Shares to any person unless such person enters into an agreement in the form of this Agreement with each of SPAC and New Starry with respect thereto. The Investor shall deliver such documentation as is reasonably requested by SPAC or New Starry to evidence that no Investor Shares have been redeemed or transferred for the purpose of redemption.

ARTICLE 2
Agreements of New Starry and SPAC

Section 2.01. In consideration of the Investor’s performance of its obligations described herein and upon satisfaction (or, if applicable, waiver) of the conditions set forth in Section 2.03 of this Agreement, effective as of and conditioned on the consummation of the Acquisition Merger, New Starry shall issue the New Investor Shares to the Investor promptly following the consummation of the Acquisition Merger at the Acquisition Merger Effective Time. The Investor may, no later than five (5) Business Days prior to Acquisition Merger Closing, designate in writing to New Starry any managed accounts or fund entities for which the Investor exercises investment discretion to receive the issuance of the New Investor Shares.

Section 2.02. New Starry and SPAC hereby agree that if, between the date hereof and the Acquisition Merger Closing Date, New Starry and SPAC grants any other person, in connection with such person’s agreement not to redeem its or their SPAC Class A Common Stock rights with respect to an issuance of New Starry Class A Common Stock, which rights are more favorable to such other person than the rights set forth in this Agreement in respect of the Investor, then New Starry and SPAC shall grant the Investor the same rights granted to such other person.

Section 2.03. After the Acquisition Merger Closing Date, if there is not an effective registration statement covering all of the New Investor Shares or the prospectus contained therein is not available for use and New Starry shall determine to prepare and file with the Securities and Exchange Commission a registration statement or offering statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with New Starry’s share option or other employee benefit plans), then New Starry shall deliver to the Investor a written notice of such determination and, if within two (2) days after the date of the delivery of such notice, the Investor shall so request in writing, the Company shall include in such registration statement or offering statement all or any part of such New Investor Shares the Investor requests to be registered; provided, however, New Starry shall not be required to register any New Investor Shares pursuant to this Section 2.03 that are eligible for resale pursuant to Rule 144 of the Securities Act without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective registration statement.

Section 2.04.  The obligations of New Starry and SPAC pursuant to Section 2.01 of this Agreement shall be subject to the satisfaction, or valid waiver by New Starry and SPAC, of the following conditions:

(a) the Investor shall have fully complied with, performed and satisfied its obligations set out in Section 1.01, and shall have performed, satisfied and complied in all material respects with all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Acquisition Merger Closing;

(b) the Acquisition Merger Closing shall have occurred; and

(c) all representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of the Acquisition Merger Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date).

ARTICLE 3
Representations and Warranties

Section 3.01. Representations and Warranties of SPAC. SPAC represents and warrants as of the date hereof to the Investor as follows:

(a) SPAC is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within SPAC’s corporate powers and have been duly authorized by all necessary corporate actions on the part of SPAC. This Agreement has been duly executed and delivered by SPAC and, assuming due authorization, execution and delivery by the Investor, this Agreement constitutes a legally valid and binding obligation of SPAC, enforceable against SPAC in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by SPAC does not, and the performance by SPAC of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of SPAC, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by SPAC of its obligations under this Agreement. SPAC has full right and power to enter into this Agreement.

(c) As of the date of this Agreement, the authorized capital stock of SPAC consists of (i) 500,000,000 shares of Class A common stock par value $0.0001 per share (“SPAC Class A Shares”), (ii) 20,000,000 shares of Class B common stock par value $0.0001 per share (“SPAC Class B Shares”), and (iii) 5,000,000 shares of preferred stock par value $0.0001 per share (“SPAC Preferred Shares”). As of the date of this Agreement, (A) 41,400,000 SPAC Class A Shares are issued and outstanding, (B) 10,350,000 SPAC Class B Shares are issued and outstanding, and (C) no SPAC Preferred Shares are issued and outstanding. All issued and outstanding SPAC Class A Shares and SPAC Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above and pursuant to the Subscription Agreements, the SPAC Warrants, the Merger Agreement and the other agreements and arrangements referred to therein, and any report filed by SPAC with the SEC (the “SEC Reports”), as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from SPAC any SPAC Class A Shares, SPAC Class B Shares, SPAC Preferred Shares or other equity interests in SPAC, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the New Investor Shares pursuant to this Agreement. As of the date hereof, SPAC has no subsidiaries, other than Merger Sub, and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which SPAC is a party or by which it is bound relating to the voting of any securities of SPAC, other than (1) as set forth in the SEC Reports, and (2) as contemplated by the Merger Agreement.

Section 3.02. Representations and Warranties of New Starry. New Starry represents and warrants as of the date hereof to the Investor as follows:

(a) New Starry is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within New Starry’s corporate powers and have been duly authorized by all necessary corporate actions on the part of New Starry. This Agreement has been duly executed and delivered by New Starry and, assuming due authorization, execution and delivery by the Investor, this Agreement constitutes a legally valid and binding obligation of New Starry, enforceable against New Starry in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by New Starry does not, and the performance by New Starry of its obligations hereunder, including the issuance of the New Investor Shares, will not, (i) conflict with or result in a violation of the organizational documents of New Starry, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by New Starry of its obligations under this Agreement. New Starry has full right and power to enter into this Agreement. Upon issuance in accordance herewith, the New Investor Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of New Starry Class A Common Stock. Subject to the accuracy of the representations and warranties of the Investor in this Agreement, the offer and issuance by the New Starry of the New Investor Shares is exempt from registration under the Securities Act of 1933, as amended. Until the New Investor Shares are issued to the Investor (or its designee), New Starry shall maintain a reserve for the benefit of the Investor of 100% of the New Investor Shares to be issued to the Investor (or its designee) in accordance herewith.

(c) As of the date of this Agreement, the authorized capital stock of New Starry consists of 100 shares of common stock, par value $0.01 per share (“New Starry Common Shares”), all of which are issued and outstanding as of the date of this Agreement. All issued and outstanding New Starry Common Shares have been duly authorized and validly issued, are fully paid and are non-assessable. Except as set forth above and pursuant to the Subscription Agreements, the Merger Agreement and the other agreements and arrangements referred to therein, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from New Starry any New Starry Common Shares or other equity interests in New Starry, or securities convertible into or exchangeable or exercisable for such equity interests. There are no securities or instruments issued by or to which New Starry is a party containing anti-dilution or similar provisions that will be triggered by the issuance of the New Investor Shares pursuant to this Agreement. As of the date hereof, New Starry has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which New Starry is a party or by which it is bound relating to the voting of any securities of New Starry, other than as contemplated by the Merger Agreement.

(d) As of immediately following the Acquisition Merger Effective Time, the authorized capital stock of New Starry will consist of (i) 800,000,000 shares of New Starry Class A Common Stock, (ii) 50,000,000 shares of New Starry Class X Common Stock and (iii) 10,000,000 shares of New Starry Preferred Stock.

Section 3.03. Representations and Warranties of The Investor. The Investor represents and warrants as of the date hereof to New Starry and SPAC as follows:

(a) The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation or incorporation, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within the Investor’s powers and have been duly authorized by all necessary actions on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming due authorization, execution and delivery by New Starry and SPAC, this Agreement constitutes a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) The execution and delivery of this Agreement by the Investor does not, and the performance by the Investor of its obligations hereunder will not, (i) conflict with or result in a violation of the organizational documents of the Investor, (ii) result in a violation of any law, rule, regulation, order, judgment or decree or (iii) require any consent or approval that has not been given or other action that has not been taken by any person, in each case to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by the Investor of its obligations under this Agreement.

(c) The Investor (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act), in each case, satisfying the applicable requirements set forth on Annex A, (ii) is acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement only for its own account and not for the account of others, or if the Investor is acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or institutional accredited investor (as the case may be) and the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Annex A). The Investor is not an entity formed for the specific purpose of acquiring any New Investor Shares that may be issued to the Investor pursuant to this Agreement, unless such newly formed entity is an entity in which all of the investors are institutional accredited investors, and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor is a sophisticated institutional investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities. Accordingly, the Investor understands that the acquisition of any New Investor Shares that may be issued to the Investor pursuant to this Agreement meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(d) The Investor understands that any New Investor Shares that may be issued to the Investor pursuant to this Agreement are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the New Investor Shares have not been registered under the Securities Act. The Investor understands that the New Investor Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor except (i) pursuant to an effective registration statement under the Securities Act, (ii) to the extent the Investor has delivered to the New Starry (if requested by New Starry) an opinion of counsel, in a form reasonably acceptable to New Starry, to the effect that such New Investor Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (iii) to the extent that such Investor provides the New Starry with reasonable assurance (which shall not include a legal opinion) that such New Investor Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) or (iv) otherwise pursuant to an applicable exemption from the registration requirements of the Securities Act, and in accordance with any applicable securities laws of the applicable states and other jurisdictions of the United States, and that any certificates or book-entry records representing the New Investor Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the New Investor Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily resell the New Investor Shares and may be required to bear the financial risk of an investment in the New Investor Shares for an indefinite period of time. The Investor understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the New Investor Shares. Notwithstanding the foregoing, the New Investor Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the New Investor Shares and such pledge of New Investor Shares shall not be deemed to be a transfer, sale or assignment of the New Investor Shares hereunder, and the Investor, by effecting a pledge of New Investor Shares, shall not be required to provide New Starry with any notice thereof or otherwise make any delivery to New Starry pursuant to this Agreement.

(e) In making its decision to invest in the New Investor Shares, the Investor has relied solely upon independent investigation made by the Investor and New Starry’s and SPAC’s representations, warranties and covenants contained herein. The Investor has not relied on any statements or other information provided by anyone other than New Starry and SPAC concerning SPAC, Starry, the Mergers, the New Investor Shares or the offer of the New Investor Shares. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the New Investor Shares, including with respect to Starry, SPAC and the Mergers, and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to the Investor’s investment in the New Investor Shares. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and its professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the New Investor Shares. Without limiting the generality of the foregoing, the Investor acknowledges that it has had an opportunity to review the SEC Reports.

(f) Investor became aware of the offering of the New Investor Shares solely by means of direct contact between the Investor, New Starry, SPAC or their representatives or affiliates. The Investor did not become aware of the offering of the New Investor Shares, nor were the New Investor Shares offered to the Investor, by any other means. The Investor acknowledges that New Investor Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under the Securities Act or any state securities laws.

(g)  Investor acknowledges that it is aware that there are substantial risks incident to the ownership of the New Investor Shares. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Investor Shares, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor is not relying on any statements or representations of New Starry or SPAC or any of its agents for legal, tax or investment advice with respect to this Agreement or the transactions contemplated by the Agreement.

(h) The Investor has fully considered the risks of an investment in the New Investor Shares and determined that the New Investor Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the New Investor Shares. The Investor acknowledges specifically that a possibility of total loss exists.

(i) The Investor understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the New Investor Shares or made any findings or determination as to the fairness of this investment.

(j) No broker or finder has acted on behalf of the Investor in such a way as to create any liability on New Starry or SPAC in connection with this Agreement.

(k) The Investor is not entering into the transactions contemplated by this Agreement to create actual or apparent trading activity in the New Starry Class A Common Stock (or any security convertible into or exchangeable for New Starry Class A Common Stock) or to raise or depress or otherwise manipulate the price of the New Starry Class A Common Stock (or any security convertible into or exchangeable for the New Starry Class A Common Stock) or otherwise in violation of the Exchange Act.

ARTICLE 4
Miscellaneous

Section 4.01. Termination. This Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the mutual written consent of the parties hereto and (c) if the special meeting to approve the Merger Agreement is not held on or before April 4, 2022. Upon such termination of this Agreement, all obligations of the parties under this Agreement will terminate, without any liability or other obligation on the part of any party hereto to any person in respect hereof or the transactions contemplated hereby; provided that, notwithstanding the foregoing or anything to the contrary in this Agreement, the termination of this Agreement pursuant to Section 4.01(a) shall not affect any liability on the part of any party for an intentional breach of this Agreement. This Article 4 shall survive the termination of this Agreement.

Section 4.02. Trust Account Waiver. The Investor acknowledges that SPAC has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (“IPO”) and certain proceeds of the private placement (including interest accrued from time to time thereon) for the benefit of its public stockholders and certain other parties (including the underwriters of the IPO). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and it shall not make any claim against the Trust Account, regardless of whether such claim arises as a result of, in connection with or relating in any way to this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”); provided that the Released Claims shall not include any rights or claims of the Investor or any of its related parties as a shareholder of SPAC to the extent related to or arising from any shares of capital stock of SPAC other than the Investor Shares. The Investor hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Agreement and will not seek recourse against the Trust Account with respect to the Released Claims.

Section 4.03. Public Disclosure. SPAC shall, by 9:00 a.m., New York City time, within four (4) Business Days following the date of this Agreement, file with the SEC a Current Report on Form 8-K (the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information that SPAC has provided to the Investor at any time prior to the filing of the Disclosure Document. From and after the filing of the Disclosure Documents, SPAC shall have disclosed all material, non-public information (if any) provided to Investor by the SPAC, New Starry or any of their respective subsidiaries, affiliates, officers, directors, employees or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the Disclosure Documents, SPAC acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between SPAC, New Starry or any of their respective subsidiaries, affiliates, officers, directors, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate. Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, SPAC and New Starry expressly acknowledges and agrees that the Investor shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, any material, non-public information regarding the SPAC, New Starry or any of their subsidiaries or affiliates. Notwithstanding anything in this Agreement to the contrary, the Investor agrees that SPAC shall have the right to publicly disclose the name of the Investor, the Investor’s beneficial ownership of the New Investor Shares and the nature of the Investor’s commitments, arrangements and understandings under and relating to this Agreement in any Form 8-K filed by SPAC with the SEC in connection with the execution and delivery of this Agreement, and any proxy statement, prospectus or registration statement filed or amended on or after the date of this Agreement, to the extent such disclosure is required by law; provided that, prior to making any such required public disclosure, SPAC shall use reasonable best efforts to (a) provide the Investor with three (3) Business Days to review the portion of the public disclosure that refers directly to the Investor’s commitment pursuant to this Agreement, and (b) incorporate any reasonable comments received from the Investor or its representatives within such three (3) Business Day period as to such public disclosures referring directly to the Investor’s commitment pursuant to this Agreement (it being understood, however, that with respect to the initial public disclosure as to the existence of this Agreement, such three (3) Business Day period may be reduced by SPAC to a one (1) Business Day period). Notwithstanding anything in this Agreement to the contrary, SPAC shall not publicly disclose or include the name of the Investor, its investment adviser or any of their respective affiliates in any press release or other marketing materials without the prior written consent of the Investor. The Investor shall promptly provide any information reasonably requested by SPAC for any regulatory application or filing made or approval sought in connection with the Mergers (including filings with the SEC).

Section 4.04.  Governing Law. This Agreement, the rights and duties of the parties hereto, and any disputes (whether in contract, tort or statute) arising out of, under or in connection with this Agreement will be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in the United States District Court for the Southern District of New York, the Supreme Court of the State of New York and the federal courts of the United States of America located in the State of New York (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 4.12 of this Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

Section 4.05. Waiver of Jury Trial. To the extent not prohibited by applicable law that cannot be waived, each of the parties hereto irrevocably waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto or thereto, in each case, whether now existing or hereafter arising, and whether in contract, tort, statute, equity or otherwise. Each party hereby further agrees and consents that any such litigation shall be decided by court trial without a jury and that the parties to this Agreement may file a copy of this Agreement with any court as written evidence of the consent of the parties to the waiver of their right to trial by jury.

Section 4.06. Form W-9 or W-8. The Investor shall, on or prior to the Acquisition Merger Closing, execute and deliver to New Starry a completed IRS Form W-9 or Form W-8, as applicable.

Section 4.07. Withholding. Notwithstanding any other provision of this Agreement, New Starry and any of its agents and representatives, as applicable, shall be entitled to deduct and withhold from the New Investor Shares and any other amount payable pursuant to this Agreement any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the person in respect of which such deduction and withholding was made.

Section 4.08. Assignment. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the non-assigning parties hereto.

Section 4.09. Specific Performance. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. It is accordingly agreed that monetary damages may not be an adequate remedy for such breach and the non-breaching party shall be entitled to seek injunctive relief, in addition to any other remedy that such party may have in law or in equity, and to enforce specifically the terms and provisions of this Agreement in the Designated Courts.

Section 4.10. Amendment. This Agreement may not be amended, changed, supplemented, waived or otherwise modified, except upon the execution and delivery of a written agreement executed by the parties hereto.

Section 4.11. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

Section 4.12. Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed to have been duly given (a) if personally delivered, on the date of delivery; (b) if delivered by express courier service of national standing for next day delivery (with charges prepaid), on the Business Day following the date of delivery to such courier service; (c) if delivered by telecopy (with confirmation of delivery), on the date of transmission if on a Business Day before 5:00 p.m. local time of the recipient party (otherwise on the next succeeding Business Day); (d) if delivered by electronic mail, on the date of transmission if on a Business Day before 5:00 p.m. local time of the business address of the recipient party (otherwise on the next succeeding Business Day); and (e) if deposited in the United States mail, first-class postage prepaid, on the date of delivery, in each case to the appropriate addresses set forth below (or to such other addresses as a party may designate by notice to the other parties in accordance with this Section 4.12):

If to SPAC:

100 5th Ave, 3rd Floor
New York, NY 10011
Attention: Eric Cheung
Email: eric@firstmarkcap.com

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP
525 University Avenue, Suite 1400
Palo Alto, CA 94301
Attn: Michael Mies
Email: michael.mies@skadden.com

If to New Starry:

Starry, Inc.
38 Chauncey Street, 2nd Floor
Boston, MA 02111
Attn: Bill Lundregan, Chief Legal Officer
Email: wlundregan@starry.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020
Attn: Justin Hamill
Email: Justin.Hamill@lw.com

Attn: Chad Rolston

Email: Chad.Rolston@lw.com

If to the Investor:

At the address set forth on the Investor’s signature page.

Section 4.13.  Counterparts. This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument, and shall include images of manually executed signatures transmitted by electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law.

Section 4.14.  Entire Agreement. This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent that they relate in any way to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Non-Redemption Agreement to be duly executed on their behalf as of the date first written above.

SPAC

FIRSTMARK HORIZON ACQUISITION CORP.

By:
	Name:	Amish Jani
	Title:	President

[Signature Page to Non-Redemption Agreement]

NEW STARRY

STARRY GROUP HOLDINGS, INC.

By:
Name:
Title

[Signature Page to Non-Redemption Agreement]

INVESTOR

[●]

By:
Name:
Title

Investor Address:

[Address]
Attention: [●]
Email: [●]

in each case, with a copy (which shall not constitute notice) to:

[Address]
Attention: [●]
Email: [●]

[Signature Page to Non-Redemption Agreement]

ANNEX A
ELIGIBILITY REPRESENTATIONS OF INVESTOR

This page should be completed by the Investor
and constitutes a part of the Non-Redemption Agreement.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐	We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

OR

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

1.	☐ We are an “accredited investor” (within the meaning of Rule 501(a))(1), (2), (3) or (7) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and have marked and initialed the appropriate box below indicating the provision under which we qualify as an “accredited investor.”

2.	☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐	Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐	Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

☐	Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.